                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 25
                        TO SECOND AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                          AIM COUNSELOR SERIES TRUST
                       (INVESCO COUNSELOR SERIES TRUST)

       This Amendment No. 25 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Trust") amends the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to add Invesco Short Duration High Yield Municipal Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 10, 2015.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                        PORTFOLIOS AND CLASSES THEREOF

      PORTFOLIO                                 CLASSES OF EACH PORTFOLIO
      ---------                                 -------------------------
      Invesco California Tax-Free Income Fund    Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

      Invesco Core Plus Bond Fund                Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

      Invesco Equally-Weighted S&P 500 Fund      Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R6 Shares
                                                 Class Y Shares

      Invesco Floating Rate Fund                 Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

      Invesco S&P 500 Index Fund                 Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

      Invesco Global Real Estate Income Fund     Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares

      Invesco Low Volatility Equity Yield Fund   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class Y Shares
                                                 Investor Class Shares

         Invesco American Franchise Fund              Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

         Invesco Equity and Income Fund               Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

         Invesco Growth and Income Fund               Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

         Invesco Pennsylvania Tax Free Income Fund    Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R6 Shares
                                                      Class Y Shares

         Invesco Short Duration High Yield Municipal
         Fund                                         Class A Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class Y Shares

         Invesco Small Cap Discovery Fund             Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares

         Invesco Strategic Real Return Fund           Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class R5 Shares
                                                      Class R6 Shares
                                                      Class Y Shares"